UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K/A
(Amendment No.1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2024

MGP Ingredients, Inc.
(Exact name of registrant as specified in its charter)

Kansas	0-17196	45-4082531
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Cray Business Plaza
100 Commercial Street
Box 130
Atchison, Kansas 66002
(Address of principal executive offices) (Zip Code)

(913) 367-1480
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	MGPI	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
This Form 8-K/A is being filed solely to correct the item number and item title in the Form 8-K filed on September 30, 2024 from “Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers” to “Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.” This Form 8-K/A does not amend or modify the Form 8-K filed on September 30, 2024 in any other respect.

Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

On September 26, 2024, the Board of Directors (the “Board”) of MGP Ingredients, Inc. (the “Company”) approved the further amendment and restatement of the Company’s Amended and Restated Bylaws (as so amended and restated, the “Amended and Restated Bylaws”), effective immediately.

Among other things, the Amended and Restated Bylaws:

•address matters relating to Rule 14a-19 under the Securities Exchange Act of 1934 (the “Universal Proxy Rules”) by requiring stockholders intending to use the Universal Proxy Rules to, among other things, provide evidence of compliance with Rule 14a-19 to the Company;

•permit holders of the Company’s preferred stock to act by majority written consent in lieu of requiring unanimous written consent;

•remove a provision that had required that all proxies, ballots, and vote tabulations identifying the particular vote of a stockholder be kept confidential from the Board and the Company’s officers and employees, except in certain circumstances;

•provide the Board customary authority to fill a vacancy on the Board until the next annual meeting of stockholders, in lieu of requiring stockholders to fill any such vacancy;

•conform to the current provisions of the Kansas Statutes governing corporations, including changes that acknowledge use of electronic communications; and

•make other various updates, including ministerial, procedural, clarifying, and conforming changes.

The Amended and Restated Bylaws are filed as Exhibit 3.2 hereto.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

3.2	Amended and Restated Bylaws of MGP Ingredients, Inc. dated September 26, 2024

104	The cover page from this Current Report on Form 8-K, formatted in iXBRL (Inline Extensible Business Reporting Language)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        MGP INGREDIENTS, INC.

Date: September 30, 2024	By:	/s/ Brandon M. Gall
Brandon M. Gall, Vice President, Finance and Chief Financial Officer